UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21584

Victory Institutional Funds
(Exact name of registrant as specified in charter)

3435 Stelzer Rd Columbus, Ohio			43219
(Address of principal executive offices)			(Zip code)

Citi Fund Services 3435 Stelzer Rd. Columbus, Ohio 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code:		614-470-8000

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2009

Item 1. Reports to Stockholders.

October 31, 2009

Annual Report

Institutional Diversified Stock Fund

VictoryConnect.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, VictoryConnect.com has what you're looking for. Visit us anytime. We're always open.

Table of Contents

Shareholder Letter	3

Fund Review and Commentary	4

Financial Statements

Schedule of Portfolio Investments	6

Statement of Assets and Liabilities	9

Statement of Operations	10

Statements of Changes in Net Assets	11

Financial Highlights	12

Notes to Financial Statements	13

Report of Independent Registered Public Accounting Firm	20

Supplemental Information

Trustee and Officer Information	21

Proxy Voting and Form N-Q Information	24

Expense Examples	24

Additional Federal Income Tax Information	26

The Funds are distributed by Victory Capital Advisers Inc., which is affiliated with KeyCorp and its subsidiaries. Victory Capital Management Inc., a member of the Key financial network, is the investment advisor to the Funds and receives a fee from the Funds for performing services for the Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Institutional Diversified Stock Fund.

NOT FDIC INSURED

Shares of the Victory Funds are not insured by the FDIC,
are not deposits or other obligations of, or guaranteed by, KeyCorp, Victory Capital Management Inc., or their affiliates, and are subject to investment risks, including possible loss of the principal amount invested.

The Victory Institutional
Funds

Call Victory at:

866-689-6999

Visit our web site at:

www.VictoryConnect.com

This page is intentionally left blank.

Letter to Our Shareholders

The economic outlook has brightened considerably since the first quarter of 2009, thanks to swift and decisive action taken by the Federal Reserve and the U.S. Government. A variety of stimulus programs were enacted both domestically and globally to stabilize the financial markets. Together with accommodative fiscal policy, these efforts provided support and have helped strengthen the economy, evidenced by a 3.5% increase in GDP in the third quarter.

In the first quarter of 2009, the broad market continued its overall decline, but rallied sharply towards the end of the quarter to finish in a strong fashion. Both stock and bond markets rallied through the second and third quarters. Through October, the equity market is positioned to have its best year since 2003. Likewise, the bond market has strengthened, with the Barclays Capital U.S. Aggregate Bond Index posting eight consecutive months of gains. Confidence in the market continues, where expectations from analysts and the Federal Reserve predict that GDP growth in both the U.S. and foreign markets will be positive throughout 2010. Investor pessimism may be lifting as well, evidenced by flow activity in and out of various mutual fund categories. Money market funds, which many investors turned to in 2008 for their safety, have experienced net outflows year-to-date, seemingly in favor of bond funds, which have seen net inflows through October.

Economic uncertainty and market volatility has subsided, and we continue to believe that patient investors will be rewarded over the longer-term. Absolute market valuations are reasonable relative to realistic earnings estimates, and the opportunity to invest in companies with appreciation potential is promising for our investors. Victory remains constructive on the longer-term outlook, albeit cognizant of the short-term risks, and continues to invest in the market with confidence. In this light, we continue to hold to our strategic plan for investment management, which is based on three key elements:

1.  Consistent Performance and Investment Quality

Dedicated strategy teams maintain complete investment autonomy and consistently apply transparent, repeatable processes. Reliance on fundamental research ensures high-conviction portfolios, and state-of-the-art risk management tools are employed to ensure ongoing risk monitoring. Finally, value-added trading provides effective execution of investment decisions.

2.  Client Service Excellence

Our approach is simple: communication is complete, honest, timely and straightforward — our goal is no surprises.

3.  Empowerment, Ownership and Accountability

Victory has an organizational structure that fosters an environment in which investment professionals thrive, and our compensation plan is built to attract and retain industry-leading talent. Our senior management team is committed to delivering high quality investment products and services.

We appreciate your confidence in the Victory Funds. We continue to closely monitor the possibility of increased regulatory reform wrought by the tumultuous times, and will strive to embrace the programs and adopt the procedures necessary to safeguard our shareholders. If you have questions or would like further information, please feel free to contact us at 1-800-539-3863 or via our website at www.VictoryConnect.com.

Michael Policarpo

President,
Victory Funds

The Victory Institutional Funds

Institutional Diversified Stock Fund

Investment Considerations

Equity securites (stock) are more volatile and carry more risk than other forms of investments, including investments in high grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Commentary

The fund returned 8.4% for the fiscal year, lagging the S&P 500 Index1 return of 9.8%.

Technology and Consumer Cyclicals were the best performing sectors for the fiscal year, which is not atypical of market leadership in the early stages of economic recovery. Despite being the strongest performing sector off of the March lows, Financials were the worst and only negative performing sector for the year, the third consecutive year of Financials' underperformance. Technology benefitted from low expectations, free cash flow yields well above historic levels, and aggressive capacity reduction early in the year which provided higher operating leverage to improving economic conditions.

Top performing securities were Alcon, Anadarko, Halliburton, Schlumberger and EMC. Alcon performed well on share gain in its industry leading ophthalmology franchise. Energy service companies Halliburton and Schlumberger rebounded with the rebound in commodity prices, and Anadarko announced several new discoveries, further improving its industry leading production profile. EMC appreciated off of very low levels on the pickup in demand for its storage systems, and the perception that corporate spending on information technology had hit trough levels. The worst performers were primarily concentrated in the financial sector, including Citigroup and JP Morgan. Additionally, Boeing's performance suffered due to continuous delays in its new aircraft. All three of these positions were sold early in the year.

Portfolio Holdings

As a Percentage of Total Investments

The Victory Institutional Funds

Institutional Diversified Stock Fund (continued)

Average Annual Total Return

Year Ended October 31, 2009

INSTITUTIONAL DIVERSIFIED STOCK FUND Class A
INCEPTION DATE	6/24/05
Net Asset Value
One Year	8.44%
Three Year	–5.19%
Five Year	N/A
Ten Year	N/A
Since Inception	0.33%

Expense Ratios

Gross	0.63%
With Applicable Waivers	0.63%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.VictoryConnect.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2009. Additional information pertaining to the Fund's expense ratio as of October 31, 2009 can be found in the financial highlights.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Growth of $10,000,000 — Institutional Diversified Stock Fund vs. S&P 500 Index1

For the period 06/24/05 to 10/31/09

1The S&P 500 Index is an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000,000 investment in the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Institutional Funds  Schedule of Portfolio Investments
Institutional Diversified Stock Fund  October 31, 2009

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Commercial Paper (2.6%)
General Electric Capital Corp., 0.09% (a), 11/2/09	$14,916	$14,916
Total Commercial Paper (Amortized Cost $14,916)		14,916
Common Stocks (95.7%)
Aerospace/Defense (2.7%):
Lockheed Martin Corp.	121,000	8,323
Raytheon Co.	171,000	7,743
		16,066
Airlines (1.1%):
Southwest Airlines Co.	744,000	6,250
Banks (6.1%):
Bank of America Corp.	1,010,000	14,726
Northern Trust Corp.	227,480	11,431
PNC Financial Services Group, Inc.	26,337	1,289
U.S. Bancorp	354,100	8,222
		35,668
Biotechnology (1.8%):
Amgen, Inc. (b)	195,050	10,480
Brokerage Services (2.6%):
Charles Schwab Corp. (c)	866,067	15,018
Chemicals (0.3%):
PPG Industries, Inc.	26,080	1,472
Commercial Services (0.4%):
Paychex, Inc.	76,000	2,159
Computers & Peripherals (4.6%):
Dell, Inc. (b)	479,150	6,943
EMC Corp. (b)	1,220,675	20,104
		27,047
Consumer Products (0.8%):
Colgate-Palmolive Co.	58,550	4,604
Cosmetics & Toiletries (0.8%):
Estee Lauder Cos., Class A	113,202	4,811
Electronics (1.0%):
General Electric Co.	392,229	5,593
Food Processing & Packaging (0.6%):
H.J. Heinz Co.	75,800	3,050
Kellogg Co.	11,000	567
		3,617
Health Care (2.3%):
Alcon, Inc.	93,028	13,283
Home Builders (0.6%):
Toll Brothers, Inc. (b) (c)	188,656	3,267

See notes to financial statements.

The Victory Institutional Funds  Schedule of Portfolio Investments — continued
Institutional Diversified Stock Fund  October 31, 2009

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Internet Business Services (0.1%):
Juniper Networks, Inc. (b)	33,600	$857
Internet Service Provider (1.9%):
Yahoo!, Inc. (b)	701,865	11,160
Investment Companies (1.6%):
Invesco Ltd.	446,610	9,446
Manufacturing — Diversified (3.2%):
Illinois Tool Works, Inc.	69,600	3,196
Ingersoll-Rand PLC	134,000	4,233
Tyco International Ltd.	342,433	11,489
		18,918
Media (0.9%):
News Corp., Class A	478,934	5,517
Mining (3.0%):
Barrick Gold Corp.	286,356	10,289
Newmont Mining Corp.	163,950	7,125
		17,414
Oil & Gas Exploration — Production & Services (2.7%):
Anadarko Petroleum Corp.	204,195	12,442
Apache Corp.	34,000	3,200
		15,642
Oil Companies — Integrated (1.1%):
Hess Corp.	120,514	6,597
Oilfield Services & Equipment (9.1%):
Halliburton Co.	622,579	18,186
Schlumberger Ltd.	429,667	26,725
Weatherford International Ltd. (b)	485,000	8,502
		53,413
Paint, Varnishes & Enamels (0.7%):
The Sherwin-Williams Co.	71,550	4,081
Pharmaceuticals (9.5%):
Johnson & Johnson	226,250	13,360
Merck & Co., Inc. (c)	364,175	11,264
Pfizer, Inc.	1,069,600	18,215
Teva Pharmaceutical Industries Ltd., Sponsored ADR	252,350	12,739
		55,578
Retail (2.1%):
Target Corp.	258,100	12,500
Retail — Drug Stores (2.8%):
CVS Caremark Corp.	464,745	16,405
Retail — Specialty Stores (4.3%):
Bed Bath & Beyond, Inc. (b)	68,506	2,412
Lowe's Cos., Inc.	1,152,790	22,560
		24,972

See notes to financial statements.

The Victory Institutional Funds  Schedule of Portfolio Investments — continued
Institutional Diversified Stock Fund  October 31, 2009

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Semiconductors (10.2%):
Altera Corp.	398,122	$7,879
Applied Materials, Inc.	1,215,000	14,823
Intel Corp.	751,751	14,366
Lam Research Corp. (b)	270,450	9,119
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR	1,433,218	13,673
		59,860
Software & Computer Services (5.7%):
Microsoft Corp.	784,175	21,745
Oracle Corp.	551,649	11,640
		33,385
Steel (2.2%):
Nucor Corp.	327,450	13,049
Telecommunications — Services & Equipment (2.1%):
Motorola, Inc.	1,419,000	12,161
Transportation Services (4.2%):
Expeditors International of Washington, Inc.	181,000	5,832
United Parcel Service, Inc., Class B	343,850	18,458
		24,290
Utilities — Electric (0.7%):
Exelon Corp.	84,003	3,945
Utilities — Telecommunications (1.9%):
AT&T, Inc.	339,600	8,717
Verizon Communications, Inc.	76,000	2,249
		10,966
Total Common Stocks (Cost $488,299)		559,491
Short-Term Securities Held as Collateral for Securities Lending (2.1%)
Pool of various securities for Victory Funds	$12,316	12,294
Total Short-Term Securities Held as Collateral for Securities Lending (Cost $12,316)		12,294
Total Investments (Cost $515,531) — 100.4%		586,701
Liabilities in excess of other assets — (0.4)%		(2,245)
NET ASSETS — 100.0%		$584,456

(a)  Rate represents the effective yield at purchase.

(b)  Non-income producing security.

(c)  A portion or all of the security was held on loan.

ADR — American Depositary Receipt

PLC — Public Liability Co.

See notes to financial statements.

Statement of Assets and Liabilities

The Victory Institutional Funds  October 31, 2009

(Amounts in Thousands, Except Per Share Amounts)

Institutional Diversified Stock Fund
ASSETS:
Investments, at value (Cost $515,531) (a)	$586,701
Cash	50
Interest and dividends receivable	483
Receivable for capital shares issued	271
Receivable for investments sold	14,221
Prepaid expenses	35
Total Assets	601,761
LIABILITIES:
Payable for investments purchased	4,510
Payable for capital shares redeemed	105
Payable for return of collateral received	12,316
Accrued expenses and other payables:
Investment advisory fees	260
Administration fees	14
Custodian fees	10
Transfer agent fees	13
Trustee fees	1
Other accrued expenses	76
Total Liabilities	17,305
NET ASSETS:
Capital	696,652
Accumulated undistributed net investment income	209
Accumulated net realized losses from investments	(183,575)
Net unrealized appreciation on investments	71,170
Net Assets	$584,456
Shares (unlimited of shares authorized with per value of $0.001 per share)	64,486
Net asset value, offering price & redemption price per share	$9.06

(a)  Includes securities on loan of $11,888.

See notes to financial statements.

Statement of Operations

The Victory Institutional Funds  For the Year Ended October 31, 2009

(Amounts in Thousands)

Institutional Diversified Stock Fund
Investment Income:
Interest income	$42
Dividend income	10,355
Income from securities lending, net	10
Total Income	10,407
Expenses:
Investment advisory fees	2,464
Administration fees	138
Custodian fees	91
Transfer agent fees	75
Trustees' fees	47
Legal and audit fees	62
Other expenses	198
Total Expenses	3,075
Net Investment Income	7,332
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized losses from investment transactions	(119,855)
Net change in unrealized appreciation/depreciation on investments	181,002
Net realized/unrealized gains from investments	61,147
Change in net assets resulting from operations	$68,479

See notes to financial statements.

The Victory Institutional Funds  Statements of Changes in Net Assets

(Amounts in Thousands)

	Institutional Diversified Stock Fund
	Year Ended October 31, 2009	Year Ended October 31, 2008
From Investment Activities:
Operations:
Net investment income	$7,332	$6,136
Net realized losses from investment transactions	(119,855)	(63,236)
Net change in unrealized appreciation/depreciation on investments	181,002	(145,094)
Change in net assets resulting from operations	68,479	(202,194)
Distributions to shareholders:
From net investment income	(7,334)	(5,964)
From net realized gains	—	(21,469)
Change in net assets resulting from distributions to shareholders	(7,334)	(27,433)
Change in net assets from capital transactions	95,340	200,913
Change in net assets	156,485	(28,714)
Net Assets:
Beginning of period	427,971	456,685
End of period	$584,456	$427,971
Accumulated undistributed net investment income	$209	$233
Capital Transactions:
Proceeds from shares issued	$176,875	$266,033
Dividends reinvested	6,731	23,436
Cost of shares redeemed	(88,266)	(88,556)
Change in net assets from capital transactions	$95,340	$200,913
Share Transactions:
Issued	24,038	23,360
Reinvested	844	1,903
Redeemed	(10,885)	(7,944)
Change in Shares	13,997	17,319

See notes to financial statements.

The Victory Institutional Funds  Financial Highlights

For a Share Outstanding Throughout Each Period

	Institutional Diversified Stock Fund
	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2006	Period Ended October 31, 2005(a)
Net Asset Value, Beginning of Period	$8.48	$13.77	$11.79	$10.19	$10.00
Investment Activities:
Net investment income	0.12	0.15	0.15	0.09	0.02
Net realized and unrealized gains (losses) on investments	0.58	(4.65)	2.16	1.60	0.19 (b)
Total from Investment Activities	0.70	(4.50)	2.31	1.69	0.21
Distributions:
Net investment income	(0.12)	(0.14)	(0.15)	(0.09)	(0.02)
Net realized gains from investments	—	(0.65)	(0.18)	—	—
Total Distributions	(0.12)	(0.79)	(0.33)	(0.09)	(0.02)
Net Asset Value, End of Period	$9.06	$8.48	$13.77	$11.79	$10.19
Total Return (c)	8.44%	(34.44)%	19.87%	16.62%	2.08%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$584,456	$427,971	$456,685	$203,669	$42,173
Ratio of net expenses to average net assets (d)	0.62%	0.61%	0.65%	0.61%	0.61%
Ratio of net investment income to average net assets (d)	1.49%	1.31%	1.21%	0.87%	0.86%
Ratio of gross expenses to average net assets (d) (e)	0.62%	0.61%	0.65%	0.69%	1.13%
Ratio of net investment income to average net assets (d) (e)	1.49%	1.31%	1.21%	0.79%	0.34%
Portfolio turnover (c)	97%	123%	102%	92%	28%

(a)  The Fund commenced operations on June 24, 2005.

(b)  The amount shown for a share outstanding throughout the period does not accord with the aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

Notes to Financial Statements

The Victory Institutional Funds  October 31, 2009

1. Organization:

The Victory Institutional Funds (the "Trust") was organized on August 1, 2003, as a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940 as amended (the "1940 Act"), as an open-end investment company. The Trust is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001. The Trust presently offers shares of one fund. The accompanying financial statements are those of the Institutional Diversified Stock Fund (the "Fund").

The Fund is authorized to issue one class of shares.

The Fund seeks to provide long-term growth of capital.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Portfolio securities listed or traded on domestic securities exchanges, including American Depositary Receipts ("ADRs"), are valued at the closing price on the exchange or system where the security is principally traded or at the Nasdaq Official Closing Price. If there are no sales for that day on the exchange or system, a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. Debt securities of U.S. issuers (other than short-term investments maturing in 60 days or less), including corporate and municipal securities, are valued on the basis of bid valuations provided by dealers or an independent pricing service approved by the Trust's Board of Trustees (the "Board"). Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value. Futures contracts are valued at settlement price established each day by the board of trade or an exchange on which they are traded. Options traded on an exchange are valued using that last sale price or, in the absence of a sale, the mean of the latest bid and ask prices. Investments in other open-end investment companies are valued at net asset value. Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in good faith by the Pricing Committee under the direction of the Board.

The valuation techniques described above maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities.

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates, applicable to those securities, etc.).

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

Notes to Financial Statements — continued

The Victory Institutional Funds  October 31, 2009

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The following is a summary of the inputs used to value the Fund's investments as of October 31, 2009, while the breakdown, by category, of common stocks is disclosed in the Schedule of Portfolio Investments (amounts in thousands):

Fund Name	LEVEL 1 — Quoted Prices	LEVEL 2 — Other Significant Observable Inputs	LEVEL 3 — Significant Unobservable Inputs	Total
Institutional Diversified Stock Fund
Commercial Paper	$—	$14,916	$—	$14,916
Common Stocks	559,491	—	—	559,491
Short-Term Securities Held as Collateral for Securities Lending	—	12,196	98	12,294
Total	559,491	27,112	98	586,701

Reconciliation of Level 3 Items

Following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

Institutional Diverisified Stock Fund	Investments In Securities
Balance as of 10/31/08	$1,452
Realized Gain (Loss)	—
Change in unrealized appreciation/depreciation (a)	(22)
Net purchases (sales)	(1,332)
Transfers in and/or out of Level 3	—
Balance as of 10/31/09	$98

(a)  The change in unrealized appreciation/depreciation is attributable to investments held at October 31, 2009.

Securities Transactions and Related Income:

Changes in holdings of portfolio securities are accounted for no later than one business day following the trade date. For financial reporting purposes, however, portfolio security transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Repurchase Agreements:

The Fund may acquire securities subject to repurchase agreements from financial institutions such as banks and broker-dealers, which the Fund's investment adviser deems creditworthy under guidelines approved by the Board. Under a repurchase agreement, the seller agrees to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying securities. The repurchase agreements are collateralized by various corporate, U.S. Government and government-backed securities, with a value of not less than the repurchase price (including interest). If the counter-party defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited and/or result in additional costs. Securities subject to repurchase agreements are held by the Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system.

Notes to Financial Statements — continued

The Victory Institutional Funds  October 31, 2009

Derivative Instruments:

The Fund may be subject to equity price risk in the normal course of pursuing investment objectives. The Fund may invest in futures contracts to hedge against changes in the value of equities. The Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. The Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments made or received by the Fund based on the change in the market value of the position are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions. For the year ended October 31, 2009, the Fund did not hold any futures contracts.

Securities Purchased on a When-Issued Basis:

The Fund may purchase securities on a when-issued basis. When-issued securities are securities purchased for delivery beyond normal settlement periods at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time the Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. No interest accrues to the Fund until the transaction settles and payment takes place. Normally, the settlement date occurs within one month of the purchase. A segregated account is established and the Fund maintains cash and marketable securities at least equal in value to commitments for when-issued securities. These values are included in amounts payable for investments purchased on the accompanying statements of assets and liabilities. As of October 31, 2009, the Fund had no outstanding when-issued purchase commitments.

Securities Lending:

The Fund may, from time to time, lend securities from its portfolio to broker-dealers, banks, financial institutions and other institutional borrowers approved by the Board. The Fund will limit its securities lending activity to 33 1/3% of its total assets. KeyBank National Association ("KeyBank"), the Fund's custodian and an affiliate of Victory Capital Management Inc., the Fund's investment adviser ("VCM" or the "Adviser"), serves as the lending agent for the Trust pursuant to a Securities Lending Agency Agreement (the "Lending Agreement"), for which it receives a fee. KeyBank's fee is computed monthly in arrears and is 25% of the sum of all interest, dividends and other distributions earned from the investment of collateral in investments, as approved by the Board, net of rebates paid by KeyBank to borrowers and net of brokerage commissions, if any, incurred in making or liquidating the investments. For the fiscal year ended October 31, 2009, KeyBank received $158 (amount in thousands) in total from the Trust, The Victory Portfolios and The Victory Variable Insurance Funds (the "Victory Trusts") for its services as lending agent. Under guidelines established by the Board, the Fund must maintain loan collateral from the borrower (at KeyBank) at all times in an amount equal to at least 100% of the current market value of the loaned securities in the form of cash or U.S. Government obligations, to secure the return of the loaned securities.

Notes to Financial Statements — continued

The Victory Institutional Funds  October 31, 2009

Initial value of loan collateral shall be no less than 102% of the market value of the loaned securities plus the accrued interest on debt securities. KeyBank, at the direction of the Adviser, consistent with the Trust's securities lending guidelines, may invest the collateral in short-term debt instruments that the Adviser has determined present minimal credit risks. There is a risk of delay in receiving collateral or in receiving the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially.

By lending its securities, the Fund can increase its income by continuing to receive interest or dividends on the loaned securities as well as investing the cash collateral in short-term U.S. Government securities, repurchase agreements, or other short-term securities. The cash collateral, or short-term investments purchased with such collateral, is recorded as an asset of the Fund, offset by a corresponding liability to return all collateral as cash at the termination of the securities loan(s). Loans are subject to termination by the Trust or the borrower at any time.

The Fund loaned securities and received cash collateral with the following values as of October 31, 2009 (amounts in thousands):

Value of Loaned Securities	Value of Collateral	Average Loan Outstanding During the Year	Income Received by KeyBank from Securities Lending
$11,888	$12,294	$19,637	$4

The cash collateral received by the Funds in the Victory Trusts on October 31, 2009 was pooled together and invested in the following (amounts in thousands):

Value of Collateral
Money Market Funds
AIM Short-Term Investments Trust Government & Agency Portfolio, 0.13% (a)	$18,385
Dreyfus Cash Management Fund, 0.13% (a)	63,079
Funds For Institutions Select Institutional Fund, 0.19% (a)	103,065
JPMorgan Prime Money Market Fund, 0.19% (a)	55,265
Morgan Stanley Institutional Liquidity Funds Prime Money Market Fund, 0.16% (a)	90,000
Reserve Primary Fund, 0.00% (a)	7,301
Repurchase Agreements
Bank of America, 0.23%, 11/2/09 (Date of Agreement, 10/30/09, Proceeds at maturity $175,001 collateralized by $180,250 various fixed income securities, 0.00%-12.75%, 1/15/10-12/30/99, market value $177,766)	175,000
Dean Witter, 0.37%, 11/2/09 (Date of Agreement, 10/30/09, Proceeds at maturity $175,002 collateralized by $180,047 various fixed income securities, 0.00%-15.50%, 11/11/09-6/19/99, market value $178,001)	175,000
Deutsche Bank, 0.22%, 11/2/09	175,000
(Date of Agreement, 10/30/09, Proceeds at maturity $175,003 collateralized by $180,250 various fixed income securities, 0.00%-2.75%, 5/15/13-10/28/47, market value $179,892)
JPMorgan Chase, 0.22%, 11/2/09	50,000
(Date of Agreement, 10/30/09, Proceeds at maturity $50,000 collateralized by $51,500 various fixed income securities, 4.95%-7.88%, 11/15/09-1/1/45, market value $50,923)
Total Value	$912,095

(a)  Rate disclosed is the one day yield as of 10/31/09.

Notes to Financial Statements — continued

The Victory Institutional Funds  October 31, 2009

Dividends to Shareholders:

Dividends from net investment income are declared and paid quarterly by the Fund. Distributable net realized capital gains, if any, are declared and distributed at least annually. The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e., reclass of market discounts and gain/loss), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital in the accompanying statement of assets and liabilities.

Federal Income Taxes:

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Withholding taxes on interest, dividends and capital gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Subsequent Events:

The Fund has evaluated subsequent events through December 22, 2009, which is the date these financial statements were issued and there are no subsequent events to report.

3. Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the fiscal year ended October 31, 2009 were as follows for the Fund (amounts in thousands):

Purchases (excluding U.S. Government Securities	Sales (excluding U.S. Government Securities	Purchases of U.S. Government Securities	Sales of U.S. Government Securities
$535,092	$455,205	$—	$—

4. Investment Advisory, Administration, and Distribution Agreements:

Investment advisory services are provided to the Fund by VCM, a wholly owned subsidiary of KeyBank. Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive 0.50% of the average daily net assets of the Fund. The Adviser may use its resources to assist with the Fund's distribution and marketing expenses.

KeyBank, serving as custodian for the Fund receives custodian fees computed at the annual rate of 0.013% of the first $10 billion of the Victory Trusts' average daily net assets, 0.0113% of the Victory Trusts' average daily net assets between $10 billion and $12.5 billion and 0.0025% of the Victory Trusts' average daily net assets greater than $12.5 billion. Average daily net assets for this computation does not include International Fund and International Select Fund. The Fund reimburses KeyBank for all of its reasonable out-of-pocket expenses incurred in providing custody services.

Notes to Financial Statements — continued

The Victory Institutional Funds  October 31, 2009

VCM also acts as the Fund's Administrator and Fund Accountant. Under the terms of the Administration and Fund Accountant Agreement, VCM's fee is computed daily and paid monthly at the annual rate of 0.03% of the Trust's average daily net assets up to $100 million, and 0.02% for all net assets exceeding $100 million, subject to an annual minimum fee of $25,000 per year for providing administration services. VCM also receives $25,000 per year for providing fund accounting services.

Citi Fund Services Ohio, Inc. ("Citi") acts as the Fund's sub-administrator and sub-fund accountant. Under the terms of a Sub-Administration Agreement between VCM and Citi, VCM pays Citi for providing these services. The Fund also reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

Citi also serves as the Fund's Transfer Agent. Under the terms of the Transfer Agent Agreement, Citi is entitled to fees of $25,000 per year. In addition, Citi is entitled to reimbursement of out-of-pocket expenses incurred in providing transfer agent services.

Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

5. Risks:

The Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties to financial instruments entered into by the Fund. The Fund may be negatively impacted if counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund typically enters into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization, or, if unrated, judged by the Adviser to be of comparable quality.

6. Line of Credit:

The Victory Trusts (except International Fund and International Select Fund) participate in a short-term, demand note "Line of Credit" agreement with KeyCorp, an affiliate of the Adviser. Under the agreement, the Victory Trusts may borrow up to $150 million. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. KeyCorp receives an annual commitment fee of 30 basis points on $150 million for providing the Line of Credit. Prior to June 1, 2009, KeyCorp received an annual commitment fee of eight basis points on $200 million for providing the Line of Credit. For the fiscal year ended October 31, 2009, KeyCorp earned approximately $300 for the Line of Credit fee (amount in thousands). Each fund in the Victory Trusts (except International Fund and International Select Fund) pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed. The average loan outstanding for the Fund during the fiscal year ended October 31, 2009 was $5 (amount in thousands). The average interest rate for the fiscal year ended October 31, 2009 was 0.96%. At October 31, 2009, the Fund had no loans outstanding with KeyCorp.

7. Federal Tax Information:

The tax character of distributions paid during the fiscal year ended October 31, 2009 was as follows (total distributions paid differ from the Statements of Changes in Net Assets because for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

	Distributions paid from
	Net Ordinary Income	Total Long-Term Capital Gains	Distributions Paid
Institutional Diversified Stock Fund	$7,334	$—	$7,334

Notes to Financial Statements — continued

The Victory Institutional Funds  October 31, 2009

The tax character of distributions paid during the fiscal year ended October 31, 2008 was as follows (total distributions paid differ from the Statements of Changes in Net Assets because for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
Institutional Diversified Stock Fund	$21,130	$6,303	$27,433

As of October 31, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows (amounts in thousands):

	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation*	Total Accumulated Earnings/ (Deficit)
Institutional Diversified Stock Fund	$228	$(165,395)	$52,989	$(112,178)

*The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

As of October 31, 2009, the Fund had capital loss carryforwards to offset future net capital gains, if any, to the extent provided by Treasury obligations of $54,215 expiring in 2016 and $111,180 expiring in 2017 (amounts in thousands).

The cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation as of October 31, 2009, is as follows (amounts in thousands):

	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
Institutional Diversified Stock Fund	$533,712	$78,208	$(25,219)	$52,989

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The Victory Institutional Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of the Victory Institutional Funds, constituting the Victory Institutional Diversified Stock Fund (the "Fund"), as of October 31, 2009, and the related statement of operations, changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets and financial highlights presented herein for each of the respective periods ended October 31, 2008 and prior were audited by another registered public accounting firm whose report dated December 22, 2008 expressed an unqualified opinion on the statement of changes in net assets and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Victory Institutional Funds as of October 31, 2009, the results of its operations for the year then ended, the change in its net assets for the year then ended, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio
December 22, 2009

Supplemental Information

The Victory Institutional Funds  October 31, 2009

  (Unaudited)

Trustee and Officer Information

Board of Trustees.

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board, in accordance with the laws of the State of Delaware. There are currently eleven Trustees, nine of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees"), and two whom are "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustees"). The Trustees, in turn, elect the officers of the Trust to supervise actively its day-to-day operations.

The following tables list the Trustees, their year of birth, position with the Trust, length of time served, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees one portfolio in the Trust, one portfolio in The Victory Variable Insurance Funds and 22 portfolios in The Victory Portfolios, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. Each Trustee's address is c/o The Victory Portfolios, 3435 Stelzer Road, Columbus, Ohio 43219. Each Trustee has an indefinite term.

Name (Year of Birth)	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held in Public Companies
Independent Trustees.

Mr. David Brooks Adcock (1951)	Trustee	May 2005	Consultant (since 2006); General Counsel, Duke University and Duke University Health System (1982-2006).	None.

Mr. Nigel D. T. Andrews (1947)	Vice Chair and Trustee	August 2002	Retired.	Chemtura Corporation; Old Mutual plc.

Teresa C. Barger (1955)	Trustee	December 2008	Chief Investment Officer/Chief Executive Officer, Cartica Capital LLC (since 2007); Director of the Corporate Governance and Capital Markets Advisory Department for the World Bank and International Finance Corporation (2004-2007).	None.

Ms. E. Lee Beard (1951)	Trustee	May 2005	Principal Owner (since 2005) The Henlee Group; President/Owner (2003-2005) ELB Consultants.	None.

Ms. Lyn Hutton (1950)	Trustee	March 2002	Chief Investment Officer, The Commonfund for Nonprofit Organizations (since 2003).	None.

Mr. John L. Kelly (1953)	Trustee	May 2008	Private Investor (since 2009); Managing Director, JL Thornton & Co. Financial Consultant (2003-2009).	None.

Supplemental Information — continued

The Victory Institutional Funds  October 31, 2009

  (Unaudited)

Name (Year of Birth)	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held in Public Companies
David L. Meyer (1957)	Trustee	December 2008	Retired (since 2008). Chief Operating Officer, Investment & Wealth Management Division, PNC Financial Services Group (previously Mercantile Bankshares Corp.) (2002-2008).	None.

Ms. Karen F. Shepherd (1940)	Trustee	August 2002	Retired.	UBS Bank USA; OC Tanner Co.

Mr. Leigh A. Wilson (1944)	Chair and Trustee	November 1994	Chief Executive Officer, Third Wave Associates (full service independent living for senior citizens); Director, The Mutual Fund Directors Forum (since 2004).	Chair, Old Mutual Advisor II Funds (23 portfolios) and Old Mutual Insurance Series (8 Portfolios); Trustee, Old Mutual Funds III (12 Portfolios).

Interested Trustees.

David C. Brown (1972)	Trustee	May 2008	Chief Operating Officer, Victory Capital Management, Inc. (since 2004).	None.

Robert L. Wagner (1954)	Trustee	October 2009	Chief Executive Officer, Victory Capital Management, Inc. (since 2004).	None.

Messrs. Brown and Wagner are "Interested Persons" by reason of their relationship with Victory Capital Management, Inc.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 1-800-539-3863.

Continued

Supplemental Information — continued

The Victory Institutional Funds  October 31, 2009

  (Unaudited)

Officers.

The officers of the Trust, their year of birth, the length of time served and their principal occupations during the past five years, are detailed in the following table. Each individual holds the same position with the other registered investment companies in the Victory Fund Complex, and each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 3435 Stelzer Road, Columbus, Ohio 43219-3035. Except for the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name (Year of Birth)	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Mr. Michael Policarpo, II (1974)	President	May 2008	Managing Director of the Adviser (since 2005). Vice President of Finance, Gartmore Global Investments (2004-2005).

Mr. Peter W. Scharich (1964)	Vice President	May 2008	Managing Director, Mutual Fund Administration, the Adviser (since January 2006), Managing Director, Strategy, the Adviser (2005-2006), Chief Financial Officer, the Adviser (2002-2005).

Mr. Christopher K. Dyer (1962)	Secretary	February 2006	Head of Mutual Fund Administration, the Adviser.

Mr. Jay G. Baris (1954)	Assistant Secretary	December 1997	Partner, Kramer Levin Naftalis & Frankel LLP.

Mr. Christopher E. Sabato (1968)	Treasurer	May 2006	Senior Vice President, Treasury Services, Citi.

Mr. Michael J. Nanosky (1966)	Anti-Money Laundering Compliance Officer and Identity Theft Officer	February 2009	Vice President and Chief Compliance Officer, CCO Services of Citi Fund Services Inc. (since 2008); Vice President and Managing Director of Regulatory Compliance, National City Bank-Allegiant Asset Management (2004-2008).

Mr. Edward J. Veilleux (1943)	Chief Compliance Officer	October 2005	President of EJV Financial Services (mutual fund consulting) since 2002.

Continued

Supplemental Information — continued

The Victory Institutional Funds  October 31, 2009

  (Unaudited)

Proxy Voting and Form N-Q Information

Proxy Voting:

Information regarding the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request by calling 1-800-539-3863. The information included in the Fund's Statement of Additional Information, which is available on the Fund's website at www.victoryconnect.com and on the Securities and Exchange Commission's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the Fund's website at www.victoryconnect.com and on the Securities and Exchange Commissions website at www.sec.gov.

Availability of Schedules of Investments:

The Trust files a complete list of schedules of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling the Securities and Exchange Commission at 1-202-551-8090.

Expense Examples

As a shareholder of the Fund, you incur ongoing costs, including management fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2009 through October 31, 2009.

Actual Expenses:

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

	Beginning Account Value 5/1/09	Ending Account Value 10/31/09	Expenses Paid During Period* 5/1/09-10/31/09	Expense Ratio During Period** 5/1/09-10/31/09
Institutional Diversified Stock Fund	$1,000.00	$1,167.00	$3.39	0.62%

*Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**Annualized.

Continued

Supplemental Information — continued

The Victory Institutional Funds  October 31, 2009

  (Unaudited)

Hypothetical Example for Comparison Purposes:

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 5/1/09	Ending Account Value 10/31/09	Expenses Paid During Period* 5/1/09-10/31/09	Expense Ratio During Period** 5/1/09-10/31/09
Institutional Diversified Stock Fund	$1,000.00	$1.022.08	$3.16	0.62%

*Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**Annualized.

Continued

Supplemental Information — continued

The Victory Institutional Funds  October 31, 2009

  (Unaudited)

Additional Federal Income Tax Information

For the year ended October 31, 2009, the Fund paid qualified dividend income for purposes of reduced individual federal income tax rates of:

Amount
Institutional Diversified Stock Fund	100%

Dividends qualifying for corporate dividends received deduction of:

Amount
Institutional Diversified Stock Fund	100%

For the year ended October 31, 2009, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates the following amount as qualified interest income distribution (amount in thousands):

Amount
Institutional Diversified Stock Fund	$35

Continued

This page is intentionally left blank.

This page is intentionally left blank.

This page is intentionally left blank.

The Victory Institutional Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our web site at:	Call Victory at:
www.VictoryConnect.com	866-689-6999

VF-INST-ANN (12/09)

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1)  The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Ms. E. Lee Beard, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

	2009	2008
(a) Audit Fees (1)	20,099	23,000
(b) Audit-Related Fees (2)	267	0
(c) Tax Fees (3)	4,500	4,350
(d) All Other Fees (4)	0	0

(1)   Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. For the fiscal year ended October 31, 2009, the audit fees billed for professional services by Ernst & Young LLP and PricewaterhouseCoopers LLP for audit compliance, audit advice and audit planning were $20,000 and $99, respectively. For the fiscal year ended October 31, 2008, the audit fee billed for professional services by PricewaterhouseCoopers LLP for audit compliance, audit advice and audit planning was $23,000.

(2)   For the fiscal year ended October 31, 2009, the fee for assurance and related services by Ernst & Young LLP reasonably related to the performance of the audit of the Registrant’s financial statements that was not reported under (a) of this item was $267.  For the fiscal year ended October 31, 2008, the fee for assurance and related services by PricewaterhouseCoopers

LLP reasonably related to the performance of the audit of the Registrant’s financial statements that was not reported under (a) of this item was $0.

(3)   For fiscal year ended October 31, 2009, the aggregate tax fee billed for professional services rendered by Ernst & Young LLP for tax compliance, tax advice and tax planning was $4,500. Such tax services included the review of income and excise tax returns for the Registrant. For fiscal year ended October 31, 2008, the aggregate tax fee billed for professional services rendered by PricewaterhouseCoopers LLP for tax compliance, tax advice and tax planning was $4,350. Such tax services included the review of income and excise tax returns for the Registrant.

(4)   For fiscal years ended October 31, 2009 and October 31, 2008, there were no fees billed for professional services rendered by Ernst & Young LLP and PricewaterhouseCoopers LLP, respectively, to the Registrant, other than the services reported in (a) through (c) of this item.

Tax fees are for both 2009 and 2008 are for recurring tax fees for the preparation of the federal and state tax returns.

(e)(1)The registrant’s Audit Committee must pre-approve non-audit services to be provided by the principal accountant and the fees charged with these services. The Committee may delegate authority to one or more Committee members to pre-approve these services, subject to subsequent review and approval by the Committee.

(e)(2) There were no services performed under Rule 2.01 (c) (7) (I) (C).

(f) - Not applicable

(g)

2009	$26,000
2008	$4,350

(h) The registrant’s Audit Committee has evaluated the non-audit services that the principal accountant provided to the registrant’s investment advisor (and the advisor’s relevant affiliates), which services the Committee did not pre-approve, and has concluded that the provision of those services was compatible with maintaining the accountant’s independence.

Item 5.    Audit Committee of Listed Registrants.

Not applicable.

Item 6.    Investments.

(a)      Not applicable.

(b)      Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Victory Institutional Funds

By (Signature and Title)*	/s/ Christopher E. Sabato
Christopher E. Sabato, Treasurer

Date	January 5, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Policarpo II
Michael Policarpo II, President

Date	January 5, 2010

By (Signature and Title)*	/s/ Christopher E. Sabato
Christopher E. Sabato, Treasurer

Date	January 5, 2010

* Print the name and title of each signing officer under his or her signature.